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                                                                    Exhibit 99.2


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, James S. Quarforth, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of NTELOS Inc. (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2003                      By:
                                             /s/   James S. Quarforth
                                       -----------------------------------------
                                                    James S. Quarforth
                                                  Chief Executive Officer

        I Michael B. Moneymaker, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2003                      By:
                                             /s/   Michael B. Moneymaker
                                       -----------------------------------------
                                                   Michael B. Moneymaker
                                                   Chief Financial Officer









A signed original of this written statement required by Section 906 has been provided to NTELOS Inc. and will be retained by NTELOS Inc. and furnished to the Security and Exchange Commission or its staff upon request.